CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
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As independent  public  accountants,  we hereby consent to the  incorporation by reference in this Form N-1A filing of our report dated August 6, 1999 and to all references to our Firm included in or made a part of this Post-Effective Amendment No. 45 Form N-1A filing.

                                                   /s/ Arthur Andersen LLP
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                                                   ARTHUR ANDERSEN LLP

Cincinnati, Ohio
April 6, 2000